Exhibit 99.1

TWELFTH AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

THIS TWELFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the “Agreement”) is entered into as of December 16, 2015 by and among BLONDER TONGUE LABORATORIES, INC., a corporation organized under the laws of the State of Delaware (“BTL”), R. L. DRAKE HOLDINGS, LLC, a limited liability company organized under the laws of the State of Delaware (“RL Drake” and collectively with BTL, the “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and SANTANDER BANK, N.A. (formerly known as Sovereign Bank, N.A.) (“Santander”), as agent for Lenders (Santander, in such capacity, the “Agent”).

RECITALS

Whereas, the Borrower and the Lenders entered into a Revolving Credit, Term Loan and Security Agreement dated August 6, 2008, as amended by that certain First Amendment to Revolving Credit Term Loan and Security Agreement dated January 14, 2011, that certain Second Amendment to Revolving Credit Term Loan and Security Agreement dated February 1, 2012, that certain letter agreement dated August 10, 2012 (constituting the third amendment to the Revolving Credit, Term Loan and Security Agreement), that certain Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated March 27, 2013, that certain Fifth Amendment to Revolving Credit, Term Loan and Security Agreement dated November 13, 2013, that certain Sixth Amendment to Revolving Credit, Term Loan and Security Agreement dated March 28, 2014, that certain Seventh Amendment to Revolving Credit, Term Loan and Security Agreement dated January 21, 2015 that certain Eighth Amendment to Revolving Credit, Term Loan and Security Agreement dated May 14, 2015, that certain Ninth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of August 12, 2015, that certain Tenth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of October 14, 2015, and that certain Eleventh Amendment to Revolving Credit, Term Loan and Security Agreement dated as of November 14, 2015, as the same shall be further amended by this Agreement (as may be further amended, restated, replaced and/or modified from time to time, the “Loan Agreement”); and

Whereas, the Borrower and the Lenders have agreed to modify the terms of the Loan Agreement as set forth in this Agreement to, among other things, modifying certain financial covenants set forth in the Loan Agreement.

Now, therefore, in consideration of the Lender’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. The Borrower acknowledges that the most recent statement of account sent to the Borrower with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(A)	The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Excluded Accounts” shall mean any depository account or securities account maintained at a bank, financial institution or financial intermediary into which the proceeds of any Post Twelfth Amendment Equity Contributions and Post Twelfth Amendment Subordinated Loans are deposited.

“Excluded Collateral” shall mean and include (i) the Excluded Accounts and (ii) any Post Twelfth Amendment Equity Contributions and/or Post Twelfth Amendment Subordinated Loans received by Borrower for deposit into the Excluded Accounts, but which have not yet been deposited into an Excluded Account.

[Twelfth Amendment to Revolving Credit, Term Loan and Security Agreement]

“Post Twelfth Amendment Equity Contributions” shall mean the net cash proceeds of any capital contributions received after the Twelfth Amendment Closing Date by Borrower from any Person in respect of the Equity Interests of Borrower.

“Post Twelfth Amendment Subordinated Loans” shall mean subordinated Indebtedness of Borrower arising after the Twelfth Amendment Closing Date to any Person; provided, that, such Person shall have entered into a subordination agreement with Agent on terms and conditions reasonably satisfactory to Agent.

“Twelfth Amendment” shall mean that certain Twelfth Amendment to Revolving Credit, Term Loan and Security Agreement dated the Twelfth Amendment Closing Date by and among the Borrower, the Lenders and the Agent.

“Twelfth Amendment Closing Date” shall mean as of December 16, 2015.

(B)	Section 7.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“7.2.                  Creation of Liens.  Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except (i) Permitted Encumbrances and (ii) Liens upon the Collateral securing the Indebtedness permitted under Section 7.8(vi), which Liens are subordinated to the Obligations and Lien in the Collateral granted by Borrower to Agent pursuant to the terms and conditions set forth in a subordination agreement between the Person making the Post Twelfth Amendment Subordinated Loan and Agent, which subordination agreement shall be reasonably satisfactory to Agent..”

(C)	Section 7.8 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“7.8.                  Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for Capital Expenditures permitted under Section 7.6 hereof; (iii) Indebtedness existing on the Closing Date and set forth on Schedule 7.8 herein (including any extensions, renewals or refinancing thereof) provided that the principal amount thereof shall not be increased without the prior written consent of Agent (iv) Indebtedness permitted pursuant to Section 7.3 herein; (v) Indebtedness created pursuant to any Swap Agreement, and (vi) Post Twelfth Amendment Subordinated Loans.”

(D)	Section 7.10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“7.10.                  Transactions with Affiliates.  Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except (i) transactions in the ordinary course of business, on an arm’s-length basis on terms no less favorable than terms which would have been obtainable from a Person other than an Affiliate; (ii) Post Twelfth Amendment Equity Contributions, and (iii) Post Twelfth Amendment Subordinated Loans.”

3)	CONSENTS AND ACKNOWLEDGMENTS REGARDING EXCLUDED COLLATERAL AND EXCLUDED ACCOUNTS.

(A) Agent and Lenders hereby (i) consent to the establishment of the Excluded Accounts and the deposit, from time to time, of the proceeds of Post Twelfth Amendment Equity Contributions and Post Twelfth Amendment Subordinated Loans into the Excluded Accounts and (ii) acknowledge, confirm and agree that (a) Agent and Lenders do not have a Lien upon the Excluded Collateral, (b) the defined term Collateral shall not include the Excluded Collateral, and (c) Borrower may use the Excluded Collateral for general corporate purposes or for such other purposes not prohibited under the Loan Agreement or as otherwise consented to by Agent and Lenders.

[Twelfth Amendment to Revolving Credit, Term Loan and Security Agreement]

(B) Borrower acknowledges, confirms and agrees that (i) other than the proceeds of Post Twelfth Amendment Equity Contributions and Post Twelfth Amendment Subordinated Loans, no other funds, including, without limitation, the proceeds of any Advances under the Loan Agreement or the proceeds of Collateral, will be deposited into the Excluded Accounts and (ii) any funds withdrawn from the Excluded Accounts and used in the operation of the Borrower’s business will immediately cease to be Excluded Collateral and will become subject to the Agent’s Lien, and (iii) the Excluded Accounts shall only be permitted to be funded with proceeds of new Post Twelfth Amendment Equity Contributions and Post Twelfth Amendment Subordinated Loans.

4)
VIOLATIONS AND CURE RIGHTS.  The failure of compliance by the Borrowers with the requirements of Section 3(B) above, will constitute Events of Default under the Loan Agreement unless remediated within three (3) Business Days after the earlier of (A) the date on which the Borrower becomes aware of such failure of compliance or (B) notice of such failure of compliance from the Agent.

5)
ADJUSTMENTS TO ADVANCE RATES AND ESTABLISHMENT OF RESERVES.  Agent hereby acknowledges, confirms and agrees that Agent will not exercise its discretionary rights under Section 2.1(b) of the Loan Agreement to reduce the Advance Rates or its rights to establish any reserves (the “Specified Discretionary Rights”) based upon the improved liquidity of the Borrower resulting from amounts on deposit in the Excluded Accounts.  Agent further agrees that if it elects, in its Permitted Discretion, to exercise its Specified Discretionary Rights, Agent will take into account the improved liquidity of the Borrower resulting from amounts on deposit in the Excluded Accounts.

6)	ACKNOWLEDGMENTS. The Borrower acknowledges and represents that:

(A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Agent or the Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) the Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E) this Agreement is a modification of an existing obligation and is not a novation.

7)	PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A) provide the Agent with this Agreement, properly executed; and

(B) pay, promptly upon presentation of an invoice therefor, all other fees and costs incurred by the Lenders in entering into this Agreement, including, but not limited to, all reasonable legal fees incurred by the Agent.

8)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state’s conflicts of law principles.  This Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the Other Documents.  This Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement and any of the Other Documents, the terms of this Agreement, then the Loan Agreement shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

[Twelfth Amendment to Revolving Credit, Term Loan and Security Agreement]

9)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

ATTEST:                                                                BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik                                                                By: /s/ Robert J. Pallé
Name:  ERIC SKOLNIK                                                         Name:  ROBERT J. PALLÉ
Title:   Assistant Secretary                                                   Title:    Chief Executive Officer

WITNESS:                                                                R. L. DRAKE HOLDINGS, LLC

By: /s/ Eric Skolnik                                                                By: /s/ Robert J. Pallé
Name:  ERIC SKOLNIK                                                         Name:  ROBERT J. PALLÉ
Title:    Secretary                                                                    Title:    President

SANTANDER BANK, N.A.,
(formerly known as Sovereign Bank, N.A.),
as Lender and as Agent

By: /s/ John R. Giangrossi
Name:  JOHN R. GIANGROSSI
Title:  Vice President

[Twelfth Amendment to Revolving Credit, Term Loan and Security Agreement]